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                                                                    EXHIBIT 10.5



                                  CLARCOR Inc.
















                               1994 INCENTIVE PLAN
                        AS AMENDED THROUGH JUNE 30, 2000


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                                  CLARCOR INC.
                               1994 INCENTIVE PLAN
                        AS AMENDED THROUGH JUNE 30, 2000

                                 I. INTRODUCTION

     1. Purposes. The purposes of the 1994 Incentive Plan (the "Plan") of CLARCOR Inc. (the "Company") and its Subsidiaries from time to time are to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers and key employees and well-qualified persons who are not officers or employees of the Company for service as Directors of the Company.

     2. Certain Definitions.

     "annual retainer" shall have the meaning specified in Article VII of this Plan.

     "Agreement" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

     "Beginning Stock Price" shall have the meaning specified in Article IV of this Plan.

     "Board" shall mean the Board of Directors of the Company.

     "Bonus Stock" shall mean shares of Common Stock which are not subject to Performance Measures or a Restriction Period.

     "Bonus Stock Award" shall mean an award of Bonus Stock under this Plan.

     "Broker" shall have the meaning specified in Article VIII of this Plan.

     "Change in Control" shall have the meaning set forth in Section IX.8(b) hereof.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Committee, designated by the Board, consisting of three or more members of the Board, each of whom shall be (a) a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and (b) an "outside director" under Section 162(m) of the Code.

     "Common Stock" shall mean the common stock, par value $1.00 per share, of the Company.

     "Company" shall mean CLARCOR Inc. and, for purposes of Sections II.3, III.2(b), III.3 and IV.2(g), shall mean CLARCOR Inc. and its Subsidiaries.

     "Custodian" shall have the meaning specified in Article VIII of this Plan.

     "Directors' Options" shall mean Non-Qualified Stock Options granted pursuant to Article VI hereof.

     "Directors' Restricted Shares" shall have the meaning set forth in Article VII hereof.

     "Disability" shall mean the inability of the holder of an award substantially to perform such holder's duties and responsibilities for a continuous period of at least six months.

     "Ending Stock Price" shall have the meaning specified in Article IV of this Plan.



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     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean the closing sale price of a share of Common Stock on the New York Stock Exchange Composite Transactions on the date as of which such value is being determined, or, if there shall be no sale on such date, on the next preceding date for which a sale was reported; provided that if Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "Free-Standing SAR" shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock, cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

     "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

     "Incumbent Board" shall have the meaning set forth in Section IX.8(b) hereof.

     "Long-Range Performance Awards," "Long-Range Performance Cycle," "Long-Range Performance Goal," "Long-Range Performance Opportunity," "Long-Range Performance Results," and "Long-Range Performance Units" shall have the respective meanings set forth in Article IV of this Plan.

     "Non-employee Director" shall mean any Director of the Company or of any Subsidiary who is not an officer or employee of the Company or any Subsidiary.

     "Non-Qualified Stock Option" shall mean a stock option which is not an Incentive Stock Option.

     "Minimum Performance Goal" shall have the meaning specified in Article IV of this Plan.

     "MIP" shall have the meaning specified in Article VIII of this Plan.

     "MIP Participant" shall have the meaning specified in Article VIII of this Plan.

     "Participants" shall have the meaning set forth in Article IV of this Plan.

     "PD Authorization" shall have the meaning specified in Article VIII of this Plan.

     "Performance Measures" shall mean the criteria and objectives, determined by the Committee pursuant to Article III or V of this Plan, which shall be satisfied or met during the applicable Restriction Period or Performance Period, as the case may be, as a condition to the holder's receipt, in the case of a Restricted Stock Award or a Performance Share Award granted pursuant to Article III or V of this Plan, of the shares of Common Stock subject to such award, or in the case of a Performance Share Award granted pursuant to Article V of this Plan, of payment with respect to such award. Such criteria and objectives may include, but are not limited to, earnings per share, return on equity, earnings of the Company, revenues, market share or cost reduction goals, or any combination of the foregoing and any other criteria and objectives determined by the Committee.

     "Performance Period" shall mean a period designated by the Committee pursuant to Article V of this Plan, during which the Performance Measures applicable to a Performance Share Award shall be measured.


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     "Performance Share" as used in Article V of this Plan shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

     "Performance Share Award" shall mean an award of Performance Shares under
Article V of this Plan.

     "Permanent and Total Disability" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

     "Recordkeeper" shall have the meaning specified in Article VIII of this Plan.

     "Replacement Option" shall mean a Non-qualified Stock Option which may be granted by the Committee subsequent to the delivery by a grantee of whole shares of Common Stock in payment of the exercise price of a stock option (the "Original Option") issued to such grantee under this Plan and which shall have the following terms: the Replacement Option shall (i) grant an option to such grantee for the number of shares of Common Stock so delivered by such grantee upon the exercise of the Original Option; (ii) have an exercise price equal to the Fair Market Price of the Common Stock on the date of exercise of the Original Option; and (iii) in all other respects have the same terms as the Original Option, including, without limitation, the same expiration date as the Original Option.

     "Restricted Stock" (i) shall mean shares of Common Stock which are subject to a Restriction Period and (ii) for the purposes of Article IV of this Plan, shall have the meaning specified therein.

     "Restricted Stock Award" shall mean an award of Restricted Stock under
Article III of this Plan.

     "Restriction Period" shall mean a period designated by the Committee, during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "SAR" shall mean a stock appreciation right.

     "Stock Award" shall mean a Restricted Stock Award or a Bonus Stock Award.

     "Subsidiaries" shall mean any corporation of which more than 50% (by number of votes) of the Voting Stock is owned, of record and beneficially, by the Company and/or by one or more Subsidiaries.

     "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Qualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock, cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

     "Target Performance Goal" shall have the meaning specified in Article IV of this Plan.

     "Voting Stock" means securities of any class or classes the holders of which are ordinarily, in the absence of contingencies, entitled to vote for corporate directors (or persons performing similar functions.)

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     3. Administration. This Plan shall be administered by the Committee.

     Any one or a combination of the following grants or awards may be made under this Plan to eligible officers and other key employees of the Company and its Subsidiaries: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Qualified Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Bonus Stock, (iv) Long-Range Performance Awards and (v) Performance Share Awards. The Committee shall, subject to the terms of this Plan, select eligible officers and other key employees for participation in this Plan and determine the form, amount and timing of each award, and, if applicable, the number of shares of Common Stock, the number of SARs, the number of shares of Restricted Stock and the number of Long-Range Performance Units and Performance Shares subject to an award, the exercise price or base price associated with the grant or award, the time and conditions of exercise or settlement of the grant or award and all other terms and conditions of the grant or award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations for the administration of this Plan and impose, incidental to the grant of an award, conditions with respect to the award, competitive employment or other activities. All such interpretations, rules and regulations shall be conclusive and binding on all parties.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided that the Committee may not delegate its power and authority with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or to such other person.

     No member of the Board of Directors or the Committee, and neither the Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be the acts of the Committee.

     4. Eligibility. Participants under Article II through V of this Plan shall consist of such officers or other key employees of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-employee Directors of the Company shall be eligible to participate in this Plan in accordance with Articles VI and VII. Employees of the Company and its Subsidiaries shall be eligible to participate in this Plan to the extent provided in Section VIII.1 hereof.

     5. Shares Available. Subject to adjustment as provided in Section IX.7 of this Plan, the total number of shares of Common Stock available for grants and awards, beginning on January 1, 1998, under Articles II through VII of this Plan in any calendar year shall be 1.5% of the outstanding

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Common Stock as of January 1 of such year (the 'Annual Limit"), provided that prior to the beginning of any year, the Committee may determine that the Annual Limit for such year shall be increased by an additional 1% of the Outstanding Common Stock as of January I of such year. Any unused portion of an Annual Limit shall be carried forward and made available for awards or grants in succeeding years. Grants and awards that may be exercised or settled solely for or in cash shall not affect the number of shares of Common Stock available under this Plan. Subject to adjustment as provided in Section IX.7 of this Plan, the total number of shares of Common Stock available for grants of Incentive Stock Options in any calendar year shall be 100,000 and any portion of such number of shares of Common Stock not subject to an Incentive Stock Option granted in a calendar year shall be available for grants of Incentive Stock Options in succeeding years. To the extent (i) that an outstanding option expires or terminates unexercised or is canceled or forfeited (other than in connection with the exercise of a Tandem
SAR) or (ii) that an outstanding Free-Standing SAR or outstanding Performance Share, either of which may be exercised or settled (A) solely for or in shares of Common Stock or (B) for or in shares of Common Stock or cash, expires or terminates unexercised or is canceled or forfeited, then the shares of Common Stock subject to such expired, unexercised, canceled or forfeited portion of such award shall again be available under this Plan. In addition, the total number of shares available for awards under this Plan for any year shall be increased by the number of shares delivered in payment of the exercise price of an option in accordance with Section II.1(c) during such year and decreased for shares of Common Stock subject to Replacement Options granted in such year. The shares of Common Stock represented by an award of Restricted Stock or Directors' Restricted Shares shall again be available under this Plan upon forfeiture of such award as provided in this Plan. In the event that all or a portion of a Free-Standing SAR (or exercised portion thereof) that may be exercised or settled either (i) solely for or in shares of Common Stock or (ii) for or in shares of Common Stock or cash or a Tandem SAR is exercised, the number of shares of Common Stock subject to the SAR (or exercised portion thereof) shall again be available under this Plan, except to the extent that shares of Common Stock were delivered (or would have been delivered but were withheld to satisfy withholding obligations) upon exercise of the SAR. As used herein the term "Outstanding Common Stock" shall mean all of the issued and outstanding Common Stock excluding any Common Stock held in the Company's treasury or owned by any Subsidiary.

     Shares of Common Stock to be delivered under this Plan (except for Article VIII hereof) shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

     Subject to adjustment as provided in Section IX.7 of this Plan, the number of shares of Common Stock available under Article VIII of this Plan in any calendar year shall not exceed 3% of the outstanding Common Stock as of January 1 of such year.

                 II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     1. Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. For the purposes of complying with Section 162(m) of the Code and rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options and SARs may be granted during any calendar year to any person shall be 250,000. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Qualified Stock Option. Each option shall be granted within 10 years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options

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designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary of the Company) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Qualified Stock Options.

     Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided that, in the case of each Incentive Stock Option, such purchase price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; and provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock of the Company possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary of the Company) (a "ten percent bolder"), such purchase price shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

          (b) Option Period and Exercisability. The period for the exercise of an option shall be determined by the Committee; provided that no Incentive Stock Option shall be exercised later than 10 years after its date of grant; and provided further, that if an Incentive Stock Option shall be granted to a ten percent holder, such option shall be exercised within five years after its date of grant. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or a portion thereof, may be exercised only with respect to whole shares of Common Stock.

          (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Committee's satisfaction) either (A) in cash, (B) in previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to such option by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (D) a combination of (A) and (B), in each case to the extent determined by the Committee at the time of grant of the option,
     (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B) through (D) above. No shares of Common Stock shall be issued until the full purchase price has been paid.

     2. Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

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     SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of SARs and Base Price. The number of SARs subject to any award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee.

          (b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided that no Tandem SAR related to an Incentive Stock Option shall be exercised more than 10 years after its date of grant (or five years after its date of grant in the case of a ten percent bolder). The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or a portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section III.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section III.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

          (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and
     (ii) by executing such documents as the Company may reasonably request.

     3. Termination of Employment. (a) Retirement. Subject to paragraph (e) below and unless otherwise determined by the Committee, if the employment by the Company of the holder of an option or SAR terminates by reason of retirement on or after age 65 (or prior to such age with the consent of the Committee), each option and SAR held by such holder shall become fully exercisable and may thereafter be exercised by such bolder (or such holder's guardian, legal representative or similar person) for a period specified at any time or from time to time by the Committee prior to the date on which such retirement begins; provided, that such period shall not extend beyond the expiration date of the term of such option or SAR specified in the Agreement relating thereto.

          (b) Disability and Death. Subject to paragraph (e) below and unless otherwise determined by the Committee at the time of grant of an option or SAR, as the case may be, if the employment by the Company of the holder of an option or SAR terminates by reason of Disability or death, each option and SAR held by such holder shall become fully exercisable and may thereafter be exercised by such holder (or such holder's executor, administrator, guardian, legal representative, beneficiary or similar person, as the case may be) for a period of two years (or

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such shorter period as the Committee may specify at the time of grant) after the date of such holder's termination of employment or until the expiration of the term of such option or SAR, whichever period is shorter.

          (c) Other Termination. Subject to paragraph (e) below and unless otherwise determined by the Committee at any time, if the employment by the Company of the holder of an option or SAR terminates for any reason other than as described in Sections II.3(a) or (b) above, (i) each option and SAR held by such holder shall terminate 90 days after the date of such termination of employment or upon the expiration of the term of such option or SAR, whichever is shorter and (ii) such option or SAR shall be exercisable only to the extent such option or SAR was exercisable on the date of such holder's termination of employment. In no event shall such option or SAR be exercisable on any date which is after the final expiration date of such option or SAR specified in the Agreement relating thereto.

          (d) Death Following Termination of Employment. Subject to paragraph
     (e) below and unless otherwise determined by the Committee at the time of grant of an option or SAR, as the case may be, if the holder of an option or SAR dies during the respective periods specified and determined in accordance with Section II.3(a), (b) or (c) above, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, was exercisable on the date of the holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, for a period of two years (or such shorter period as the Committee may specify at the time of grant) after the date of death or until the expiration of the term of such option or SAR, whichever period is shorter.

          (e) Termination of Employment - Incentive Stock Options. If the employment by the Company of a holder of an Incentive Stock Option terminates by reason of death or Permanent and Total Disability, each Incentive Stock Option held by such holder shall become fully exercisable and may thereafter be exercised by such holder (or such holder's executor, administrator, legal representative, beneficiary or similar person) for a period of one year (or such shorter period as the Committee may specify at the time of grant) after the date of such holder's termination of employment or until the expiration of the term of such Incentive Stock Option, whichever period is shorter. If the employment by the Company of a holder of an Incentive Stock Option terminates for any reason other than death or Permanent and Total Disability, each Incentive Stock Option held by such holder shall be exercisable only to the extent such Incentive Stock Option was exercisable on the date of such holder's termination of employment and may thereafter be exercised for a period of three months after the date of such holder's termination of employment or until the expiration of the term of the Incentive Stock Option, whichever period is shorter. If the holder of an Incentive Stock Option dies during the one-year period following termination of employment by reason of Permanent and Total Disability, or if the holder of an Incentive Stock Option dies during the three-month period following termination of employment for any reason other than death or Permanent and Total Disability, each Incentive Stock Option held by such holder shall be exercisable only to the extent such Incentive Stock Option was exercisable on the date of the holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person for a period of one year (or such shorter period as the Committee may specify at the time of grant) after the date of death or until the expiration of the term of such Incentive Stock Option, whichever period is shorter.

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                                III. STOCK AWARDS

     1. Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

     2. Terms of Stock Awards. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures, if any, and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the forfeiture of the shares of Common Stock subject to such award (i) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (ii) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period. Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

          (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and a bear a legend, in addition to any legend which may be required pursuant to Section IX.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period, or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section IX.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be issued to the bolder of such award.

          (d) Rights with Respect to Restricted Stock Awards. Unless otherwise determined by the Committee at the time of grant, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment of the Company. A distribution with respect to shares of Common Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

     3. Termination of Employment. (a) Retirement, Disability and Death. Unless otherwise determined by the Committee at the time of grant of a Restricted Stock Award, if the employment by the Company of the holder of such award terminates by reason of retirement on or after age 65 (or prior to such age with the consent of the Committee), Disability or death, all Performance Measures applicable to such award shall be deemed, as of the date of such termination, to have been satisfied and the Restriction Period shall thereupon terminate.

          (b) Other Termination. Unless otherwise determined by the Committee at the time of grant of a Restricted Stock Award, if the employment by the Company of the holder of a Restricted Stock Award terminates for any reason other than retirement on or after age 65 (or prior to such age with the consent of the Committee), Disability or death, the portion of such award which is then subject to a Restriction Period shall be forfeited, as of the date of such termination, and such portion shall be cancelled by the Company.

                        IV. LONG-RANGE PERFORMANCE AWARDS

     1. Long-Range Performance Awards. The Committee may, in its discretion, grant Long-Range Performance Awards pursuant to this Article IV to such officers or key employees of the Company ("Participants") as may be selected by the Committee.

     2. Terms of Long-Range Performance Awards. Long-Range Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a) Number of Long-Range Performance Units, Shares of Restricted Stock, and Long-Range Performance Goals. The number of Long-Range Performance Units and the number of shares of Restricted Stock to be granted to each Participant and the related Long-Range Performance Goals shall be determined by the Committee.

          (b) Performance Cycles. A new Long-Range Performance Cycle may be established by the Committee not more frequently than once each fiscal year.

          (c) Grant of Long-Range Performance Opportunities. Long-Range Performance Opportunities, if granted, shall be granted by the Committee within thirty (30) days after the beginning of the first fiscal year of each Performance Cycle.

          (d) Awards. After the end of each Long-Range Performance Cycle, the Committee shall determine the percentage of the Long-Range Performance Opportunity earned for such Long-Range Performance Cycle in accordance with one (1) of the following:

               (i) If the Long-Range Performance Result does not achieve the Minimum Performance Goal, no award will be made and the Long-Range Performance Opportunity will be forfeited.

               (ii) If the Long-Range Performance Result achieves the Minimum Performance Goal, each Participant shall be deemed to have earned fifty percent (50%) of the Long-Range Performance Opportunity granted to the Participant.

               (iii) If the Long-Range Performance Result equals or exceeds the Target Performance Goal, each Participant shall be deemed to have earned one hundred percent (100%) of the Long-Range Performance Opportunity granted to the Participant.

               (iv) If the Long-Range Performance Result exceeds the Minimum Performance Goal but is less than the Target Performance Goal, each Participant shall be deemed to have earned the percent of the Long-Range Performance Opportunity granted to the Participant determined by reducing one hundred percent (100%) thereof by a percentage determined by the Committee at the time of grant of the Long-Range Performance Award.

          (e) Payment. By March 1 of the year following the end of each Long-Range Performance Cycle, a Participant shall be entitled to an award of the earned percentage, if any, of the

Restricted Stock and Long-Range Performance Units constituting the Long-Range Performance Opportunity. At the time of such award, the Company shall issue each Participant a certificate for Common Stock representing the earned percentage, if any, of the Restricted Stock without restriction unless and to the extent required by then applicable securities laws or regulations. Concurrently with any such issuance, the Company shall pay in cash to each Participant the earned percentage of the Long-Range Performance Units. The payment hereunder for each Long-Range Performance Unit earned shall be an amount equal to the Ending Stock Price; provided, however, that (a) in no event shall the number of shares of Restricted Stock awarded as part of any Long-Range Performance Award to any Participant in any year exceed 15,000, and (b) in no event shall the amount of cash payable to any Participant in any year as the earned percentage of that Participant's Long-Range Performance Units exceed 100% of the Participant's base salary for the fiscal year of the Company ending nearest November 30, 1993 (or in the case of a person who first becomes subject to the limitations of Section 162(m) of the Code after January 1, 1994, the annualized base salary of that person for the first fiscal year of the Company in which he becomes subject to that Section) increased by 5% for each fiscal year of the Company commencing after November 30, 1993, and ending on the last day of the Performance Cycle under which such award is earned.

          (f) Rights During Long-Range Performance Cycle. During a Long-Range Performance Cycle and until the Long-Range Performance Result is determined, a Participant shall have the right to vote and to receive dividends on any Restricted Stock granted to such Participant pursuant to this Article IV. A Participant shall not receive dividends or other payments or be entitled to any voting rights on any Long-Range Performance Units.

          (g) Termination of Employment.

               (i) A Long-Range Performance Opportunity relating to an existing Long-Range Performance Cycle shall be forfeited if the Participant's employment with the Company terminates before the end of such Long-Range Performance Cycle other than (i) for reasons stated in section (g) (ii) below or (ii) concurrently with or following a Change in Control, and, except as provided herein, all rights and benefits under such Long-Range Performance Opportunity shall cease upon such termination. However, if the termination occurs after the first year of such Long-Range Performance Cycle and the Committee in its sole discretion determines that it is in the best interest of the Company to waive such forfeiture, an award of all or part of any Long-Range Performance Opportunity may be made by the Committee.

               (ii) A Long-Range Performance Opportunity relating to an existing Long-Range Performance Cycle shall not be forfeited if the Participant's employment with the Company terminates before the end of such Long-Range Performance Cycle by virtue of the Participant's death, Disability, retirement on or after age 65 (or prior to such age with the consent of the Committee) or termination under circumstances determined by the Committee to be for the convenience of the Company. In the event of such termination, the Participant or his designated beneficiary shall be awarded the same percentage, if any, of the Long-Range Performance Opportunity which is earned by other Participants for such Long-Range Performance Cycle in accordance with section 2(e) of this Article IV and payment shall be made at the time payment is made to such other Participants.

     3. Certain Definitions. As used in this Article IV, the following terms shall be defined as follows:

          "Beginning Stock Price" means the average Fair Market Value of the Common Stock computed with respect to the thirty trading days immediately preceding the start of a Long-Range Performance Cycle.

          "Ending Stock Price" means the average Fair Market Value of the Common Stock computed with respect to the thirty trading days immediately preceding the end of a Long-Range Performance Cycle.

          "Long-Range Performance Cycle" means a period of not less than three
     (3) consecutive fiscal years.

          "Long-Range Performance Goal" means a level to be established by the Committee for a Performance Cycle for one or more of the following: (a) return on the consolidated assets of the Company and its consolidated Subsidiaries; (b) return on the consolidated equity of the Company and its consolidated Subsidiaries; (c) return on investment; (d) growth in the consolidated operating profit of the Company and its consolidated Subsidiaries; (e) growth in the consolidated net earnings of the Company and its consolidated Subsidiaries; (f) growth in earnings per share of the Company; and (g) growth in consolidated cash flow of the Company and its consolidated Subsidiaries.

          "Long-Range Performance Opportunity" means an opportunity for a Participant to earn a combination of cash and Common Stock for a Long-Range Performance Cycle contingent upon the Company's attaining a Long-Range Performance Goal for such Long-Range Performance Cycle. Each Long-Range Performance Opportunity will consist of Long-Range Performance Units and shares of Restricted Stock in a combination to be determined by the Committee.

          "Long-Range Performance Result" means the performance actually achieved with respect to the Long-Range Performance Goal established by the Committee for the related Long-Range Performance Cycle.

          "Long-Range Performance Unit" means a right which is granted as part of a Long-Range Performance Opportunity without payment of cash consideration by the Participant and which, if and to the extent a Long-Range Performance Goal is met at the end of the Long-Range Performance Cycle, will entitle the Participant to receive an amount of cash on an unfunded basis equal to the Ending Stock Price subject to the limitations set forth in Section 2(e) of this Article IV. At the beginning of a Long-Range Performance Cycle the value of a Long-Range Performance Unit shall be equal to the Beginning Stock Price.

          "Minimum Performance Goal" means achieving at least eighty percent (80%) of the Long-Range Performance Goal established by the Committee.

          "Restricted Stock", for purposes of this Article IV, means Common Stock which is granted as part of a Long-Range Performance Opportunity without payment of cash consideration by the Participant but with restrictions, as determined by the Committee, on the Participant's right to transfer or sell the shares thereof, including the obligation to return such shares to the Company if a Long-Range Performance Goal is not met. Such restrictions will be removed if and to the extent a Long-Range Performance Goal is met.

          "Target Performance Goal" means achieving one hundred percent (100%) of the Long-Range Performance Goal established by the Committee.

                        V. OTHER PERFORMANCE BASED AWARDS

     1. Other Performance Share Awards. In addition to Long-Range Performance Awards pursuant to Article IV of this Plan, the Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

     2. Term of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of a Performance Share Award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

          (b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee in its discretion, and subject to the provisions of this Plan, for the vesting of such award, or portion thereof, if specified Performance Measures are satisfied or met within the specified Performance Period, and for the forfeiture of such award, or portion thereof, if specified Performance Measures are not satisfied or met within the specified Performance Period.

          (c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash, or a combination thereof, and (ii) may specify whether the holder thereof shall be entitled to receive, on a deferred basis, dividend equivalents, and, if determined by the Committee, interest on such dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section III.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section III.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

     3. Termination of Employment. (a) Retirement, Disability and Death. Unless otherwise determined by the Committee at the time of grant of a Performance Share Award, if the employment by the Company of the holder of such award terminates by reason of retirement on or after age 65 (or prior to such age with the consent of the Committee), Disability or death, all Performance Measures applicable to such award shall be deemed, as of the date of such termination, to have been satisfied and the Performance period applicable to such award shall thereupon terminate.

          (b) Other Termination. Unless otherwise determined by the Committee at the time of grant of a Performance Share Award, if the employment by the Company of the holder of a Performance Share Award terminates for any reason other than retirement on or after age 65 (or prior to such age with the consent of the Committee), Disability or death, the portion of such award which is then subject to a Performance Period shall be forfeited, as of the date of such termination, and such portion shall be cancelled by the Company.

                 VI. GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS

     1. Eligibility. Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Article VI. All options granted under this Article VI shall constitute Non-Qualified Stock Options.

     2. Grants of Stock Options. Each Non-employee Director shall be granted Non-Qualified Stock Options as follows:

          (a) Time of Grant. On the date of the 1994 annual meeting of shareholders of the Company (or, if later, on the date on which a person is first elected or begins to serve as a Non-employee Director other than by reason of termination of employment), and, thereafter, on the date of each annual meeting of shareholders of the Company, each Non-employee Director who is a Non-employee Director after such meeting of shareholders shall be granted an option to purchase 2,500 shares of Common Stock (which amount shall be pro-rated if such Non-employee Director is first elected or begins to serve as a Non-employee Director on a date other than the date of an annual meeting of shareholders) at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such option.

          (b) Option Period and Exercisability. Each option granted under this
     Article VI shall be exercisable in part or in full at any time after the grant thereof provided that (i) each such option shall expire 10 years after its date of grant or on such earlier date as is hereinafter provided and (ii) no Common Stock acquired upon the exercise of such options shall be sold or transferred by the person exercising such option during the six month period following the date of grant of such option. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article VI shall be exercisable in accordance with Section II.1(c).

     3. Termination of Directorship. (a) If the holder of an option granted under this Article VI ceases to be a Director of the Company for any reason other than death, each such option held by such holder may thereafter be exercised by such holder (or such holder's guardian, legal representative or similar person) for a period of three years after the date of such holder's ceasing to be a Director or until the expiration of the term of such option, whichever period is shorter.

          (b) If the holder of an option granted under this Article VI ceases to be a Director of the Company by reason of death, each such option held by such holder may thereafter be exercised by such holder (or such holder's executor, administrator, legal representative, beneficiary or similar person) for a period of two years after the date of such holder's death or until the expiration of the term of such option, whichever period is shorter.

          (c) If the holder of an option granted under this Article VI dies during the three-year period following such holder's ceasing to be a Director of the Company as provided in paragraph 3(a), each such option held by such holder may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person for a period of one year after the date of death or until the expiration of the term of such option, whichever period is shorter.

                                   ARTICLE VII
                       DIRECTORS' STOCK COMPENSATION PLAN

     Each individual who during the term of this Plan is elected a Non-employee Director shall receive a grant of shares of Common Stock ("Directors' Restricted Shares") on the following dates: (a) on the date of such election and (b) on each anniversary of such election, provided that such person is a Non-employee Director on such date and has served as a Non-employee Director continuously since the date referred to in (a) above. Each grant shall have an aggregate Fair Market Value equal to 100% of the amount of such director's annual retainer. For purposes of this Article VII, "annual retainer" shall mean the regular, annual amount of compensation which, but for the adoption of this Article VII, would have been payable in cash to the Non-employee Director at the time of reference, not including any committee meeting or similar fees or any expense reimbursement. The provisions of Section III.2(c) and (d) shall apply to Directors' Restricted Shares.

                          VIII. MONTHLY INVESTMENT PLAN

     1. Eligibility. All full time employees of the Company and its United States Subsidiaries who have attained the age of 21 and completed three months consecutive service will be eligible to participate ("MIP Participants") in the Monthly Investment Plan ("MIP") set forth in this Article VIII. All determinations of period of service with the Company shall include periods of continuous service with any United States Subsidiary or with any United States corporation acquired by the Company or merged or consolidated with the Company, unless the Committee shall otherwise determine.

     2. Participation. (a) An MIT Participant at his or her election may elect to participate in the MIP by (i) filling in and signing a form of payroll deduction authorization (the "PD Authorization") and (ii) filling in and signing a purchase order form for the purchase, on the New York Stock Exchange, of shares of Common Stock for the account of such MIP Participant. Enrollment shall become effective as soon as practicable after the PD Authorization and purchase order form are received by the Company.

     (b) Each month the Company will contribute for each MIP Participant an amount equal to 25% of such Participant's actual payroll deduction (as specified in the PD Authorization) up to 10% of his/ her annual base salary. The maximum payroll deduction permitted by the MIP for each MIP Participant is 15% of his/her annual base salary. The minimum payroll deduction is $10.00 per month.

     3. Operation of MIP Plan. (a) The Company shall designate a member of the New York Stock Exchange, as broker (the "Broker"), to make purchase of shares of the Common Stock for the accounts of MIP Participants on the New York Stock Exchange.

     (b) The Company shall designate a custodian of the MIP to hold the shares so purchased on behalf of the MIP Participants (the "Custodian").

     (c) The Company shall designate a recordkeeper for the MIP (the "Recordkeeper"). The Recordkeeper shall maintain records of all purchases and sales of shares by MIP Participants under the MIP.

     (d) The Company shall pay the administrative charges for the MIP including Custodian's and Recordkeeper's fees and Broker's commissions, if any, on purchases made from amounts deducted from the pay of MIP Participants, from amounts contributed by the Company and from reinvestment of dividends. The Broker's commission and other charges in connection with sales, or purchases not made by payroll deductions, Company contributions or reinvestment of dividends, shall be payable directly to the Broker by the MIP Participant who orders the transactions for his/her account. Commissions under the Plan will be computed in accordance with the requirements of the New York Stock Exchange.

     (e) The Company shall deduct funds from each MIP Participant's pay as authorized by the PD Authorization and will, as promptly as practicable, forward to the Custodian the total of the amounts so deducted for all MIP Participants plus the Company's contributions as provided in Section VIII.2(b). A list of MIP Participants and the amount allocable to the account of each MIP Participant will be forwarded to the Broker and the Recordkeeper.

     (f) Upon notification from the Company, the Broker will, as promptly as practicable, purchase on the New York Stock Exchange, as many full shares of Common Stock (or fractional interests therein) as MIP funds will permit. The number of shares purchased will depend upon the market price of the Company's Common Stock on the New York Stock Exchange at the time such purchases are made. The Custodian will forward payment for purchases of shares to the Broker. Such purchases, on the basis of the average cost, shall be allocated by the Recordkeeper to the accounts of the MIP Participant in proportion to the amounts withheld by the Company for such MIP Participants.

     (g) No more than 3% of the outstanding Common Stock as of January 1 in any calendar year may be purchased by MIP Participants pursuant to the MIP.

     4. Payroll Deductions. A PD Authorization will remain effective until terminated by a MIP Participant, and will be stated either as a percentage of base pay or in even multiples of $1.00. The MIP Participant shall specify therein the amount to be withheld from his/her pay, which amount may range from a minimum of $10.00 per month to a maximum of 15% of the participant's base salary.

     The PD Authorization may be revised or terminated at any time by the MIP Participant's written request submitted to the Company. Commencement, revision or termination of deductions will become effective as soon as practicable after a MIP Participant's written request is received by the Company. If a MIP Participant terminates his/her PD Authorization such MIP Participant may not resume payroll deductions for the purpose of the MIP for a one-year period. In that event, such MIP Participant may upon request receive that number of full shares of the Common Stock then held in his/her MIP account along with a check representing the net proceeds of the sale of any remaining fractional interest in shares.

     5. Amendment or Termination. The Company reserves the right to discontinue use of its payroll deduction facilities for the purpose of the MIP at any time such action is deemed advisable in its judgment, and it also reserves the right to amend or discontinue the MIP at any time. Any such amendment or termination will not result in the forfeiture, before the effective date of amendment or termination of the MIP of (i) any funds deducted from the salary of any MIP Participant or contributed by the Company on behalf of any MIP Participant, (ii) any shares or fractional interest in shares purchased by the MIP Participant, or
(iii) any dividends or other distribution declared in respect of such shares.

     6. MIP Participant's Account. (a) At the time of purchase each MIP Participant (for whose account funds have been received) shall immediately acquire full ownership of all shares and of any fractional interest in shares purchased for his/her account. Unless otherwise requested by the MIP Participant, all shares will be registered in the name of the Custodian and will remain so registered until delivery is requested. Upon payment to the Broker of the applicable fee, the MIP Participant may request that a certificate for any or all of his/her full shares be delivered to such MIP Participant at any time. Although the MIP Participant may not assign or hypothecate his/her interest in the MIP as such, upon purchase of shares under the MIP such shares may be sold, assigned, hypothecated or otherwise dealt with as would be the case with respect to any other shares of the Company he/she might own.

     (b) The MIP Participant's account will be credited with all dividends paid in respect of the full shares and any fractional interest in shares held in such account. Cash dividends will be reinvested in Common Stock at the end of each quarter.

     (e) Stock dividends and/or any stock splits in respect of Common Stock held in the MIP Participant's account will be credited to the account without charge. Distributions of other securities and rights to subscribe will be sold and the proceeds will be handled in the same manner as a cash dividend.

     (d) The MIP Participant may instruct the Broker at any time to sell any or all of his or her full shares and the fractional interest in shares held in his/her account. Upon such sale the Broker shall mail the MIP Participant a check for the proceeds, less the regular brokerage commission and any transfer taxes, registration fee or other normal charges which are payable by the MIP Participant. Such instruction to the Broker, or a request for delivery of certificates, shall not affect the MIP Participant's status as a MIP Participant unless such person also terminates his/her payroll deduction authorization.

                                   IX. GENERAL

     1. Effective Date and Term of Plan. This Plan shall be submitted to the shareholders of the Company for approval and, if approved, shall become effective as of the date of approval by the Board. This Plan shall terminate 10 years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

     Awards hereunder may be made at any time on or after the effective date, and prior to the termination, of this Plan, provided that no award may be made later than 10 years after the effective date of this Plan.

     2. Amendments. The Board of Directors may amend this Plan as it shall deem advisable, subject to any requirement of shareholder approval imposed by applicable law; provided that no amendment shall be made without shareholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section IX.7), (b) reduce the minimum purchase price in the case of an option or the base price in the case of an SAR, (e) effect any change inconsistent with Section 422 of the Code or (d) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

     3. Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

     4. Non-Transferability. No option, SAR, Long-Range Performance Unit or Performance Share shall be transferable other than by will or the laws of descent and distribution. Each option, SAR, Long-Range Performance Unit or Performance Share may be exercised or settled during the participant's lifetime only by the holder or the holder's guardian, legal representative or similar person. Except as permitted by the preceding sentence, no option, SAR, Long-Range Performance Unit or Performance Share may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, SAR, Long-Range Performance Unit or Performance Share, such award and all rights thereunder shall immediately become null and void.

     5. Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. As determined by the Committee at the time of grant of an award, an Agreement may provide that (i) the Company shall withhold from the shares of Common Stock or the amount of cash otherwise issuable or payable to a holder, the number of whole shares of Common Stock having an aggregate Fair Market Value or the amount of cash determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold from the shares of Common Stock or the amount of cash otherwise issuable or payable to the holder pursuant to an award, the number of whole shares of Common Stock having an aggregate Fair Market Value or the amount of cash determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) any combination of (A), (B) and (C); provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) and that in the case of a holder who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying any such obligation be in compliance with Section 16 and the rules and regulations thereunder. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder. The Company may require that any or all obligations to satisfy or pay taxes with respect to any award shall be satisfied or paid by the holder prior to the issuance of shares of Common Stock or the payment of cash by the Company.

     6. Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of such shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may


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
require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     7. Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of securities, liquidation, spin-off or other similar event or change in capitalization, or any distribution to holders of Common Stock other than a cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the number and class of securities subject to each option to be granted to Non-employee Directors pursuant to Article VI, the number and class of securities comprising each grant of Director's Restricted Shares, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Long-Range Performance Award and Performance Share Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or base price. If any such adjustment would result in a fractional security (i) being available under this Plan, such fractional share shall be disregarded, or
(ii) subject to a grant under this Plan, the Company shall pay the holder of such grant, in connection with the first exercise or settlement of such grant, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise or settlement date over (B) the exercise or base price, if any, of such grant.

     8. Change in Control.

     (a)(1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARs shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Long-Range Performance Cycle or Performance Period applicable to any outstanding Long-Range Performance Unit or Performance Share shall lapse and terminate, (iv) the Long-Range Performance Goals and Performance Measures applicable to any outstanding Long-Range Performance Award and to any outstanding Restricted Stock Award (if any) or Performance Share shall be deemed to be satisfied at the maximum level, (v) the restrictions applicable to any outstanding Director's Restricted Shares shall lapse, and (vi) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or base price.

     (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award under this Plan shall be surrendered to the Company by the holder thereof, and each such award shall immediately be cancelled by the Company, and the holder shall receive, within 10 days of the occurrence of such Change in Control pursuant to Section (b)(i) or (2) below or within

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10 days of the approval of the shareholders of the Company contemplated by
Section (b)(3) below, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of (A) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in Control occurs other than pursuant to an acquisition of shares of Common Stock, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of (A) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in Control occurs other than pursuant to an acquisition of shares of Common Stock, over the base price of the SAR, (iii) in the case of a Long-Range Performance Award, Restricted Stock Award, Director's Restricted Stock or Performance Share Award, the number of Long-Range Performance Units, shares of Restricted Stock, shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by (A) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in Control occurs other than pursuant to an acquisition of shares of Common Stock. Each Tandem SAR shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to
Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

     (b) For the purpose of this Plan, a "Change in Control" shall mean:

          (1) The acquisition (other than from the Company) by any person, entity, or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Change in Control shall be deemed to have occurred for any acquisition by any corporation with respect to which, following such acquisition, more than 60% of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding Common Stock and then outstanding voting securities, as the case may be; or

          (2) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an


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     individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

          (3) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 60% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

     9. No Right of Employment. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company or any affiliate of the Company or affect in any manner the right of the Company or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

     10. Rights as Shareholder. No person shall have any right as a shareholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a shareholder of record with respect to such shares of Common Stock or equity security.

     11. Approval of Plan. This Plan and all awards made hereunder shall be null and void if the adoption of this Plan is not approved by the shareholders of the Company.











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